1933 Act File Number 333-125751
Rule 497(e)

First Trust Exchange-Traded Fund

Prospectus
FT Cboe Vest Gold Strategy Quarterly Buffer ETF

Ticker Symbol:	BGLD
Exchange:	Cboe BZX
FT Cboe Vest Gold Strategy Quarterly Buffer ETF (the “Fund”) lists and principally trades its shares on the Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large blocks of shares called "Creation Units." The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
The Fund is a series of First Trust Exchange-Traded Fund (the “Trust”) and an actively-managed exchange-traded fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
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The Fund will invest substantially all of its assets in U.S. Treasury securities, cash and cash equivalents and in the shares of a wholly-owned subsidiary (the “Subsidiary”) that holds FLexible EXchange® Options (“FLEX Options”) on the SPDR® Gold Trust (the “Underlying ETF”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation. The Fund, through the Subsidiary, uses FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (“Outcomes”), are based upon the value of the U.S. Treasury securities and the FLEX Options on the first day of the Target Outcome Period (see below) and reference the price performance of the Underlying ETF over the period of March 1, 2022 through May 31, 2022. This period is referred to as the “Target Outcome Period.” Following this current Target Outcome Period, subsequent Target Outcome Periods will begin on the day the prior Target Outcome Period ends and will end on the approximate three-month anniversary of that new Target Outcome Period. Approximately one week prior to the end of the current Target Outcome Period, the Fund’s website will be updated to alert existing shareholders that the Target Outcome Period is approaching its conclusion and will disclose the anticipated cap range for the next Target Outcome Period. This information will also be mailed to existing shareholders. For more information, see “Principal Investment Strategies-Subsequent Target Outcome Periods” below. The Fund will not terminate after the conclusion of the Target Outcome Period. After the conclusion of the Target Outcome Period, another will begin. There is no guarantee that the Outcomes for a Target Outcome Period will be realized.
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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
March 1, 2022

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The Fund’s strategy has been specifically designed to produce the Outcomes based upon the Underlying ETF’s returns over the duration of the Target Outcome Period. The Outcomes may only be realized if you are holding shares on the first day of the Target Outcome Period and continue to hold them on the last day of the Target Outcome Period. If you purchase shares after the Target Outcome Period has begun or sell shares prior to the Target Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. Additionally, there is no guarantee that the Fund will successfully achieve its investment objective.
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Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Target Outcome Period. Therefore, even though the Fund’s returns are based upon the Underlying ETF, if the Underlying ETF experiences returns for the Target Outcome Period in excess of the cap, you will not experience those excess gains. The cap is set on the first day of the Target Outcome Period and is 7.01% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.90% of the Fund’s average daily net assets is taken into account, the cap is 6.78%. The cap will be further reduced by any brokerage commissions, trading expenses, taxes and any extraordinary expenses incurred by the Fund. Please note, if the Target Outcome Period has begun and the Fund has increased in price to a level near to the cap, an investor purchasing at that price has little or no ability to achieve gains but remains vulnerable to downside risks. Additionally, the cap may rise or fall from one Target Outcome Period to the next. There is no guarantee that the cap will remain the same upon the conclusion of the Target Outcome Period.
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The Fund only seeks to provide shareholders that hold shares for the entire Target Outcome Period with a buffer against losses between -5% and -15% of the Underlying ETF (based upon the price of the Underlying ETF at the time the Fund entered into the FLEX Options on the first day of the Target Outcome Period) during the Target Outcome Period. You will bear all Underlying ETF losses between 0% and -5% and greater than -15% on a one-to-one basis. For instance, if the Underlying ETF experiences a loss of 5%, the Fund seeks to experience a loss of 5%, and if the Underlying ETF experiences of loss of 16%, the Fund seeks to experience a loss of 6%. The buffer is provided prior to taking into account annual Fund management fees equal to 0.90% of the Fund’s daily net assets, brokerage commissions, trading expenses, taxes and any extraordinary expenses incurred by the Fund. A shareholder that purchases shares at the beginning of the Target Outcome Period may lose their entire investment. While the Fund seeks to limit losses to 90% for shareholders who hold shares for the entire Target Outcome Period, there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases shares after the Target Outcome Period has begun may also lose their entire investment. For instance, if the Target Outcome Period has begun, and the Fund has not yet decreased in value by 5%, or the Fund has decreased in value beyond the pre-determined 5-15% buffer, an investor purchasing shares at that price may not benefit from the buffer. Similarly, if the Target Outcome Period has begun and the Fund has increased in value or decreased in value by less than 5%, an investor purchasing shares at that price will not benefit from the buffer until the Fund’s value has decreased to 5% below its value at the commencement of the Target Outcome Period. Additionally, an investor purchasing shares of the Fund after the Fund’s value has decreased in value by greater than 15% will not benefit from the buffer.
An investment in the Fund is only appropriate for shareholders willing to bear those losses.
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The Fund’s website, www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=BGLD provides important Fund information (including Target Outcome Period start and end dates and the cap (both gross and net of fees) and buffer), as well as information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing shares, please visit the website. Investors considering purchasing shares after the Target Outcome Period has begun or selling shares prior to the end of the Target Outcome Period should visit the website to fully understand potential investment outcomes.
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As stated above and explained in greater detail within the prospectus, if the Fund has experienced certain levels of either gains or losses since the beginning of the Target Outcome Period, there may be little to no ability to achieve gains or benefit from the buffer for the remainder of the Target Outcome Period. The website contains important information that will assist you in determining whether to buy shares.
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Although the Fund’s shares are listed for trading on a national securities exchange, there can be no assurance that an active trading market for the shares will develop or be maintained.
Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and certain expenses incurred by the Fund.

Summary Information
Investment Objective
The investment objective of the FT Cboe Vest Gold Strategy Quarterly Buffer ETF (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match those of the SPDR® Gold Trust (the "Underlying ETF"), up to a predetermined upside cap of 7.01% (before fees, expenses and taxes) and 6.78% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -15% (before fees, expenses and taxes) over the period from March 1, 2022 to May 31, 2022.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.90%
(1)
“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$92	$287
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.
Principal Investment Strategies
Under normal market conditions, the Fund will invest substantially all of its assets in U.S. Treasury securities, cash and cash equivalents, and in the shares of a wholly-owned subsidiary (the “Subsidiary”) that holds FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the SPDR® Gold Trust (the “Underlying ETF"). FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. The Fund’s investment sub-advisor is Cboe Vest Financial LLC ("Cboe Vest" or the "Sub-Advisor"). Additional information regarding the Underlying ETF is set forth below.
The Subsidiary is wholly-owned by the Fund and is organized under the laws of the Cayman Islands. All investments in FLEX Options on the Underlying ETF will be undertaken by the Subsidiary. The Fund does not invest directly in FLEX Options on the Underlying ETF. The Fund gains exposure to these investments exclusively by investing in the Subsidiary. The Subsidiary is advised by First Trust Advisors L.P., the Fund’s investment advisor, and sub-advised by Cboe Vest, the Sub-Advisor. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to gold, a commodity, within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities. Although the Fund’s FLEX Options positions provide exposure to the Underlying ETF, and not gold directly, the Underlying ETF is a grantor trust and its shareholders are treated, for U.S. federal income tax purposes, as if they directly owned a pro rata share of the Underlying ETF’s assets. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in FLEX Options on the Underlying ETF. Except as otherwise noted, for purposes of this prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. The Fund will invest up to approximately 25% of its total assets in the Subsidiary.
The Fund uses short-term U.S. Treasury securities, cash and cash equivalents, and, through the Subsidiary, FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include a buffer against losses between -5% and -15% of the Underlying ETF and a cap of 7.01% (before fees and expenses) and 6.78% (after fees and expenses, excluding brokerage commissions, trading fees and extraordinary expenses not included in the Fund’s management fee), are based on the performance of the Underlying ETF over an approximate three-month period (the “Target Outcome Period”). In general, the target outcomes the Fund seeks for investors that hold Fund shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:
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If the Underlying ETF appreciates over the Target Outcome Period, the combination of the Fund’s U.S. Treasury securities, cash and cash equivalents, and the FLEX Options held by the Fund through the Subsidiary provides upside participation that is intended to match the performance of the Underlying ETF, up to the cap set forth above. The cap for the current Target Outcome Period is 7.01% (before fees and expenses) and 6.78% (after fees and expenses, excluding brokerage commissions, trading fees and extraordinary expenses not included in the Fund’s management fee.)
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If the Underlying ETF decreases over the Target Outcome Period by up to 5% or less, the combination of the Fund’s U.S. Treasury securities, cash and cash equivalents and the FLEX Options held by the Fund through the Subsidiary provides a payoff at expiration that is intended to match the performance of the Underlying ETF up to -5% over the Target Outcome Period (before fees and expenses) such that the Fund will experience all Underlying ETF losses on a one-to-one basis. Fund shareholders will not benefit from the buffer until the Fund has decreased in value by 5%.
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If the Underlying ETF decreases over the Target Outcome Period by more than 5% but less than or equal to 15%, the combination of the Fund’s U.S. Treasury securities, cash and cash equivalents, and the FLEX Options held by the Fund through the Subsidiary provides a payoff at expiration that is intended to protect the Fund from Underlying ETF losses between -5% and-15% over the Target Outcome Period (before fees and expenses).
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If the Underlying ETF has decreased in value by more than 15% over the Target Outcome Period, the combination of the Fund’s U.S. Treasury securities, cash and cash equivalents, and the FLEX Options held by the Fund through the Subsidiary provide a payoff at expiration that is 10% less than the percentage loss of the Underlying ETF with a maximum loss of approximately 90% over the Target Outcome Period (before fees and expenses). An investor that purchases shares at a value below the lower range of the buffer has the potential to lose his or her entire investment and may not experience any benefit from the buffer.
The current Target Outcome Period will begin on March 1, 2022 and end on May 31, 2022. Subsequent Target Outcome Periods will begin on the day the prior Target Outcome Period ends and will end on the approximate three-month anniversary of that new Target Outcome Period. On the first day of each new Target Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Target Outcome Period. This means that the cap will change for each Target Outcome Period based upon prevailing market conditions at the beginning of each Target Outcome Period. The cap and buffer, and the Fund’s position relative to each, should be considered before investing in the Fund. The Fund will be perpetually offered and not terminate after the current or any subsequent Target Outcome Period. Approximately one week prior to the end of the current Target Outcome Period, the Fund’s website will be updated to alert existing shareholders that the Target Outcome Period is approaching its conclusion and will disclose the anticipated cap range for the next Target Outcome Period. For more information, see “Subsequent Target Outcome Periods” below.
An investor that purchases Fund shares other than on the first day of a Target Outcome Period and/or sells Fund shares prior to the end of a Target Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Target Outcome Period. Both the cap and buffer are fixed levels that are calculated in relation to the Underlying ETF price and the Fund's net asset value ("NAV") at the start of a Target Outcome Period. While the cap and buffer reference the performance of the Underlying ETF over the Target Outcome Period, the Fund expects its NAV to experience the same general price movement, cap and buffer as a percentage gain or loss over the Target Outcome Period. As the Underlying ETF’s price and the Fund’s NAV change over the Target Outcome Period, an investor acquiring Fund shares after the start of the Target Outcome Period will likely have a different return potential than an investor who purchased Fund shares at the start of the Target Outcome Period. This is because while the cap and buffer for the Target Outcome Period are fixed levels that remain constant throughout the Target Outcome Period, an investor purchasing Fund shares at market value during the Target Outcome Period likely purchased Fund shares at a price that is different from the Fund’s NAV at the start of the Target Outcome Period (i.e., the NAV that the cap and buffer reference). For example, if an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has decreased in value by at least 5% from the value of the Fund on the first day of the Target Outcome Period, that investor’s buffer will essentially be decreased by the amount of the decrease in the Fund’s value exceeding 5%. Conversely, if an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from the value of the Fund on the first day of the Target Outcome Period, that investor’s cap will essentially be decreased by the amount of the increase in the Fund’s value. See “Buffer and Cap” below for additional information. In addition, the price of the Underlying ETF is likely to be different from the price of the Underlying ETF at the start of the Target Outcome Period. To achieve the target outcomes sought by the Fund for a Target Outcome Period, an investor must hold Fund shares for that entire Target Outcome Period.
Buffer and Cap
The Fund seeks to provide a buffer of Underlying ETF losses of between -5% and -15% over each Target Outcome Period. The buffer designation identifies the Fund’s objective to provide a buffer of 10% against Underlying ETF losses between -5% and -15%. The Fund will bear the first 5% of losses, and after the Underlying ETF has decreased in value by more than 15%, the Fund will experience subsequent losses on a one-to-one basis. The buffer is before taking into account the fees and expenses charged to shareholders.
If an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has decreased in value by 15% or more from the value of the Fund on the first day of the Target Outcome Period (the “Initial Fund Value”), that investor’s buffer will essentially be zero (meaning the investor can lose its entire investment). However, that investor’s potential gain will be larger than the Fund’s cap for the Target Outcome Period because the investor may experience the full gain if the Fund recovers the value it has lost from the first day of the Target Outcome Period through the date the investor purchased its Fund shares plus any additional gains between the Initial Fund Value and the cap. The cap and buffer relative to the Initial Fund Value, however, will not change over the Target Outcome Period.
Conversely, if an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from its Initial Fund Value for a Target Outcome Period, then a shareholder will experience losses prior to gaining the protection offered by the buffer (because the Fund must first decrease in value to 5% less than its Initial Fund Value for the Target Outcome Period before subsequent losses will be protected by the buffer).While the Fund seeks to limit losses to 90% for shareholders who hold Fund shares for an entire Target Outcome Period, there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases Fund shares after the first day of a Target Outcome Period may lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses. Despite the intended buffer, a shareholder could lose their entire investment.
The returns of the Fund are subject to a cap of 7.01% (before fees and expenses) and 6.78% (after fees and expenses, excluding brokerage commissions, trading fees and extraordinary expenses not included in the Fund’s management fee) for the Target Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Fund are subject to a pre-determined upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an entire Target Outcome Period (before fees and expenses). In the event the Underlying ETF experiences gains over a Target Outcome Period, the Fund seeks to provide investment returns (before fees and expenses) that match the percentage increase of the Underlying ETF, but any percentage gains over amount of the cap will not be experienced by the Fund. This means that if the Underlying ETF experiences gains for a Target Outcome Period in excess of the cap for that Target Outcome Period, the Fund will not benefit from those excess gains. Therefore, regardless of the performance of the Underlying ETF, the cap is the maximum return an investor can achieve from an investment in the Fund for that Target Outcome Period.
The cap is set on the first day of each Target Outcome Period. The cap is provided prior to taking into account annual Fund management fees of 0.90% of the Fund's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses incurred by the Fund. Such extraordinary expenses (incurred outside of the ordinary operation of the Fund) may include, for example, unexpected litigation, regulatory or tax expenses. By way of example, if the cap for a Target Outcome Period is 7.01%, and the Fund’s annual management fee is 0.90%, the cap will be 6.78%, and could be lower if the Fund incurs extraordinary expenses or other costs and expenses that are not borne by the Advisor under its unitary management fee. The defined cap applicable to a Target Outcome Period will vary based on prevailing market conditions at the time, including then-current interest rate levels, Underlying ETF volatility, and the relationship of puts and calls on the underlying FLEX Options. The cap for the current Target Outcome Period of March 1, 2022 to May 31, 2022 is 7.01% (before fees and expenses) and 6.78% (after fees and expenses, excluding brokerage commissions, trading fees and extraordinary expenses not included in the Fund’s management fee).
The cap, and the Fund’s position relative to it on any given day, should be considered before investing in the Fund. If an investor purchases Fund shares during a Target Outcome Period, and the Fund has already increased in value above its Initial Fund Value for that Target Outcome Period to a level near to the cap, an investor purchasing Fund shares will have limited to no gain potential for the remainder of the Target Outcome Period. However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which they purchased Fund shares and 5% below the Initial Fund Value for the Target Outcome Period before subsequent losses will be protected by the buffer.
The following charts illustrate the hypothetical returns that the combination of the U.S. Treasury securities, cash and cash equivalents, and FLEX Options seek to provide with respect to the price performance of the Underlying ETF in certain illustrative scenarios over the course of the Target Outcome Period. These charts do not take into account payment by the Fund of fees and expenses. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Target Outcome Period.

The graph above is designed to illustrate the Fund’s intended return profile based upon the performance of the Underlying ETF. The dotted line represents the Underlying ETF's performance and the solid line represents the return profile (gross of fees and expenses) sought by the Fund in relation to the Underlying ETF's indicated performance. The portion of the solid line colored orange is designed to highlight the effect of the buffer. The portion of the solid line colored dark blue is designed to highlight the effect of the cap. The cap used in the illustrations above are for illustration only and the Fund's actual caps may be different.
Investors purchasing shares of the Fund during a Target Outcome Period will experience different results. The Fund’s website, www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=BGLD , provides information relating to the possible outcomes for an investor of an investment in the Fund on a daily basis, including the Fund’s position relative to the cap (both gross and net of fees) and buffer. Before purchasing Fund shares, an investor should visit the Fund's website to review this information and understand the possible outcomes of an investment in Fund shares on a particular day.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.
General Information on the FLEX Options
For each Target Outcome Period, the Fund will invest in both purchased and written put and call FLEX Options that reference the Underlying ETF. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the Fund’s Statement of Additional Information. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons.
The FLEX Options that the Fund will hold through the Subsidiary that reference the Underlying ETF will give the Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.

The Fund, through the Subsidiary, will generally, under normal conditions, hold three kinds of FLEX Options for each Target Outcome Period. The Fund, through the Subsidiary, will purchase a call option (giving the Fund the right to receive shares of the Underlying ETF), while simultaneously selling (i.e., writing) a call option (giving the Fund the obligation to deliver shares of the Underlying ETF) and a put option (giving the Fund the right to deliver shares of the Underlying ETF). The Fund intends to structure the FLEX Options so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options and the U.S. Treasury securities and cash and cash equivalents. As a result, the FLEX Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts, but may charge transaction fees. Each of the FLEX Options purchased and sold throughout the Target Outcome Period will have the same terms, such as strike price and expiration date, as the FLEX Options purchased and sold on the first day of the Target Outcome Period.
On the FLEX Option’s expiration date, the Fund, through the Subsidiary, intends to sell the FLEX Options prior to their expiration and use the resulting proceeds to purchase new FLEX Options for the next Target Outcome Period.
The Underlying ETF
The Underlying ETF is an exchange-traded investment trust that holds physical gold bars. World Gold Trust Services, LLC (“WGTS”) serves as the Underlying ETF’s sponsor and HSBC plc serves as the Underlying ETF’s custodian. The Underlying ETF's custodian may utilize subcustodians that hold the Underlying ETF's gold on its behalf. The Underlying ETF is not expected to pay dividends. You can find the Underlying ETF’s prospectus and other information about the ETF, including the most recent reports to shareholders, online at spdrgoldshares.com.
The summary information below regarding the Underlying ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Underlying ETF and to other publicly available information (e.g., the ETF’s annual reports) to obtain an understanding of the ETF’s business and financial prospects.
The following description of the Underlying ETF’s principal investment strategies was taken directly from the Underlying ETF’s prospectus, dated August 18, 2020 (“GLD” refers to the Underlying ETF; other defined terms have been modified).
The investment objective of GLD is for its shares to reflect the performance of the price of gold bullion, less GLD’s expenses. GLD’s shares represent units of fractional undivided beneficial interest in and ownership of GLD and trade under the ticker symbol “GLD” on the NYSE Arca.
GLD is treated as a “grantor trust” for U.S. federal income tax purposes. As a result, GLD itself is not subject to U.S. federal income tax. Instead, GLD’s income and expenses “flow through” to the shareholders, and the Trustee will report the GLD’s income, gains, losses and deductions to the Internal Revenue Service on that basis.
At June 30, 2020, GLD’s custodian held 37,902,740.8 ounces of gold on behalf of GLD, 100% of which is allocated gold in the form of good delivery gold bars with a market value of $67,015,836,086 (cost—$54,307,578,223) and which includes gold held with a subcustodian (the Bank of England). The greatest amount of gold held by Bank of England during the quarter ended June 30, 2020 was approximately 2,251,607 ounces or 6.3% of GLD’s gold on May 21, 2020. At June 30, 2020, the Bank of England held approximately 1,283,665 ounces or 3.4% of GLD’s gold in an allocated account. At August 18, 2020, subcustodians did not hold any gold on behalf of the Underlying ETF.
An allocated account is an account with a bullion dealer, which may also be a bank, to which individually identified gold bars owned by the account holder are credited. The gold bars in an allocated gold account are specific to that account and are identified by a list which shows, for each gold bar, the refiner, assay or fineness, serial number and gross and fine weight. All of the GLD’s gold is fully allocated at the end of each business day. GLD’s custodian provides the trustee with regular reports detailing the gold transfers in and out of GLD’s allocated account at the custodian and identifying the gold bars held in GLD’s allocated account at the custodian. Gold held in GLD’s allocated account is the property of GLD and is not traded, leased or loaned under any circumstances.
Subsequent Target Outcome Periods
The Fund will alert existing shareholders to the new cap at the beginning of each new Target Outcome Period in the following manner:

1. Approximately one week prior to the end of the current Target Outcome Period, the Fund will update its website and make a sticker filing that will alert existing shareholders that the Target Outcome Period is approaching its conclusion and disclose the anticipated cap range for the next Target Outcome Period. This filing will be mailed to existing shareholders.
2. Following the close of business on the last day of the Target Outcome Period, the Fund will make a sticker filing that discloses the Fund’s cap for the next Target Outcome Period.
3. On the first day of the new Target Outcome Period, the Fund will file a full prospectus that incorporates the sticker filing from the previous evening which replaces the caps/dates associated with the previous Target Outcome Period with the caps/dates associated with the new Target Outcome Period. Correspondingly, the Fund will file a revised summary prospectus that reflects such changes.
The information referenced above will also be available on the Fund's website at www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=BGLD ..
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
The risks of the Fund will result from both the Fund’s direct investments and its indirect investments made through the Subsidiary. Accordingly, the risks that result from the Subsidiary’s activities will be described herein as the Fund’s risks.
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
BUFFERED LOSS RISK. There can be no guarantee that the Fund will be successful in its strategy to buffer against Underlying ETF losses if theUnderlying ETF decreases over the Target Outcome Period by -5% to -15%. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the price return of the Underlying ETF (up to the cap), while limiting downside losses, if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Target Outcome Period. In the event an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the buffer that the Fund seeks to provide may not be available.
CAP CHANGE RISK. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
CAPPED UPSIDE RISK. The Fund’s strategy seeks to provide returns that match those of the Underlying ETF for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. If an investor does not hold its Fund shares for an entire Target Outcome Period, the returns realized by that investor may not match those that the Fund seeks to achieve. If the Underlying ETF experiences gains during a Target Outcome Period, the Fund will not participate in those gains beyond the cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period and the Fund has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their Fund shares; however, the investor will remain vulnerable to downside risks.
CASH TRANSACTIONS RISK. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.
COMMODITIES RISK. Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to maintain the cap and buffer. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.
Transactions in FLEX Options are required to be centrally cleared. In a transaction involving FLEX Options, the Fund's counterparty is the OCC, rather than a bank or broker. Since the Fund is not a member of the OCC and only members (“clearing members”) can participate directly in the OCC, the Fund will hold its FLEX Options through accounts at clearing members. Although clearing members guarantee performance of their clients’ obligations to the OCC, there is a risk that the assets of the Fund might not be fully protected in the event of a clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Additionally, the OCC may be unable or unwilling to perform its obligations under the FLEX Options contracts.
FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF (although they generally move in the same direction) or its underlying securities and FLEX Option prices may be highly volatile and may fluctuate substantially during a short period of time. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Underlying ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Underlying ETF and the remaining time to expiration. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.
INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.

INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. Additionally, the COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
NEW FUND RISK. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.
TARGET OUTCOME PERIOD RISK. The Fund’s investment strategy is designed to deliver returns that match the Underlying ETF if Fund shares are bought on the day on which the Fund enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares may not be buffered against a decline in the value of the Underlying ETF and may not participate in a gain in the value of the Underlying ETF up to the cap for the investor’s investment period. Investors considering purchasing shares after the Target Outcome Period has begun or selling shares prior to the end of the Target Outcome Period should visit the Fund’s website to fully understand potential investment outcomes. .
TAX RISK. The Fund intends to qualify as a “regulated Investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund's investment in the Subsidiary, the Subsidiary's options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended.
The Fund intends to treat any income it may derive from FLEX Options on the Underlying ETF received by the Subsidiary as “qualifying income” for the rules applicable to RICs. Treasury Regulations provide that income from a corporation similar to the Subsidiary is qualifying income, if (i) the income is distributed to the Fund in the same year the Fund is required to recognize the income or (ii) the income is related to the Fund’s business of investing in stocks or securities. The Fund intends to cause the Subsidiary to make distributions that would allow the Fund to meet the first requirement. The Fund generally will be required to recognize the income of the Subsidiary, regardless of whether the Fund receives a distribution of the Subsidiary’s income, and this income would be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
UNDERLYING ETF GOLD RISK. The Fund will have exposure to gold through its investments (through the Subsidiary) in FLEX Options on the Underlying ETF, which invests substantially all of its assets in physical gold bullion. The price of gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical gold bullion has sales commission, storage, insurance and auditing expenses. Investments in gold generally may be speculative and subject to greater price volatility than investments in other types of assets. The price of metals, such as gold, is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. There is a risk that some or all of the Underlying ETF’s gold bars held by its custodian or any subcustodian could be lost, damaged or stolen. Access to the Underlying ETF’s gold bars could also be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Underlying ETF and, consequently, an investment based on the value of the Underlying ETF’s shares. Additionally, the Underlying ETF does not insure its gold and a loss may be suffered with respect to the Underlying ETF’s gold which is not covered by insurance and for which no party is liable for damages.
UNDERLYING ETF RISK. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETFs as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. Certain options on an ETF may not qualify as "Section 1256 contracts" under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.
The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.
You should only consider this investment if:	You should not consider this investment if:
•you fully understand the risks inherent in an investment in the Fund;	•you do not fully understand the risks inherent in an investment in the Fund;
•you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Target Outcome Period;	•you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Target Outcome Period;
•you are willing to hold shares for the duration of the Target Outcome Period in order to achieve the outcomes that the Fund seeks to provide;	•you are unwilling to hold shares for the duration of the Target Outcome Period in order to achieve the outcomes that the Fund seeks to provide;
•you fully understand that investments made when the Fund is at or near to the cap may have limited to no upside;	•you do not fully understand that investments made when the Fund is at or near to the cap may have limited to no upside;
•you are willing to forgo any gains in excess of the cap;	•you are unwilling to forgo any gains in excess of the cap;
•you are not seeking an investment that provides dividends to shareholders;	•you are seeking an investment that provides dividends to shareholders;
•you fully understand that investments made after the Target Outcome Period has begun may not fully benefit from the buffer;	•you do not fully understand that investments made after the Target Outcome Period has begun may not fully benefit from the buffer;

You should only consider this investment if:	You should not consider this investment if:
•you are willing to accept the risk of losing your entire investment; and	•you are unwilling to accept the risk of losing your entire investment; and
•you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.	•you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at www.ftportfolios.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”)
Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
•
Karan Sood, Managing Director of Cboe Vest
•
Howard Rubin, Managing Director of Cboe Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2021.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at https://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Exchange-Traded Fund and is regulated as an “investment company” under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board without shareholder approval. If there is a material change to the Fund's principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.
While it is not expected that the Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(l)(F) or 12(d)(l)(G) of the 1940 Act.
Fund Investments
Principal Investments
FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the OCC.
The Fund, through the Subsidiary, will purchase and sell call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that the Fund will hold through the Subsidiary that reference the Underlying ETF will give the Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.
U.S. Government Securities
The Fund will generally invest in short-term U.S. government securities, including those that may be structured as zero coupon securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.
Cash Equivalents and Short-Term Investments
The Fund may invest in securities with maturities of less than one year or cash equivalents, or may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Disclosure of Portfolio Holdings
The Fund’s portfolio holdings are available on the Fund's website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is also available on the Fund's website.

Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
The risks of the Fund will result from both the Fund’s direct investments and its indirect investments made through the Subsidiary. Accordingly, the risks that result from the Subsidiary’s activities will be described herein as the Fund’s risks.
Principal Risks
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
BUFFERED LOSS RISK. There can be no guarantee that the Fund will be successful in its strategy to buffer against Underlying ETF losses if the Underlying ETF decreases over the Target Outcome Period by -5% to -15%. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the price return of the Underlying ETF (up to the cap), while limiting downside losses, if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Target Outcome Period.In the event an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the buffer that the Fund seeks to provide may not be available.
CAP CHANGE RISK. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
CAPPED UPSIDE RISK. The Fund’s strategy seeks to provide returns that match those of the Underlying ETF for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. If an investor does not hold its Fund shares for an entire Target Outcome Period, the returns realized by that investor may not match those the Fund seeks to achieve. If the Underlying ETF experiences gains during a Target Outcome Period, the Fund will not participate in those gains beyond the cap. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. The cap may rise or fall from one Target Outcome Period to the next. In the event an investor purchases Fund shares after the first day of a Target Outcome Period and the Fund has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their Fund shares; however, the investor will remain vulnerable to downside risks. The return of the Fund may represent a return that is worse than the performance of the Underlying ETF, including as a result of the Fund’s returns being subject to a cap.
CASH TRANSACTIONS RISK. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COMMODITIES RISK. Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
COUNTERPARTY RISK. If the Fund enters into an investment or transaction that depends on the performance of another party, the Fund becomes subject to the credit risk of that counterparty. The Fund's ability to profit from these types of investments and transactions depends on the willingness and ability of the Fund’s counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments. Debt securities are subject to varying degrees of credit risk which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer or other obligated party suffers adverse changes to its financial condition. These adverse changes may lead to greater volatility in the price of the debt security and affect the security’s liquidity. High yield and comparable unrated debt securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. To the extent that a Fund holds debt securities that are secured or guaranteed by financial institutions, changes in credit quality of such financial institutions could cause values of the debt security to deviate.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.

Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a centralized securities exchange making them generally less liquid and more difficult to value than common stock. The values of debt securities may also increase or decrease as a result of market fluctuations, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets generally.
DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to maintain the cap and buffer. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.
Transactions in FLEX Options are required to be centrally cleared. In a transaction involving FLEX Options, the Fund's counterparty is the OCC, rather than a bank or broker. Since the Fund is not a member of the OCC and only members (“clearing members”) can participate directly in the OCC, the Fund will hold its FLEX Options through accounts at clearing members. Although clearing members guarantee performance of their clients’ obligations to the OCC, there is a risk that the assets of the Fund might not be fully protected in the event of a clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Additionally, the OCC may be unable or unwilling to perform its obligations under the FLEX Options contracts.
FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF (although they generally move in the same direction) or its underlying securities and FLEX Option prices may be highly volatile and may fluctuate substantially during a short period of time. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Underlying ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Underlying ETF and the remaining time to expiration. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.
INCOME RISK. A Fund’s income may decline when interest rates fall. This decline can occur because a Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities. In addition, a Fund’s income could decline when the Fund experiences defaults on the debt securities it holds.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
INTEREST RATE RISK. The value of debt securities held by a Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. A Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a debt security, the greater the debt security’s price sensitivity is to changes in interest rates. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. An increase in interest rates could also cause principal payments on a debt security to be repaid at a slower rate than expected. This risk is particularly prevalent for a callable debt security where an increase in interest rates could cause the issuer of that security to not redeem the security as anticipated on the call date, effectively lengthening the security’s expected maturity, in turn making that security more vulnerable to interest rate risk and reducing its market value. When interest rates fall, a Fund may be required to reinvest the proceeds from the sale, redemption or early prepayment of a debt security at a lower interest rate.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective(s), meet relevant benchmarks or perform as well as other funds with similar objectives.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. Additionally, the COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
NEW FUND RISK. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
NON-DIVERSIFICATION RISK. The Fund is operated in a non-diversified manner. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is more broadly diversified.
SUBSIDIARY INVESTMENT RISK. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary is organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.
TARGET OUTCOME PERIOD RISK. The Fund’s investment strategy is designed to deliver returns that match the Underlying ETF if Fund shares are bought on the day on which the Fund enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares may not be buffered against a decline in the value of the Underlying ETF and may not participate in a gain in the value of the Underlying ETF up to the cap for the investor’s investment period. Investors considering purchasing shares after the Target Outcome Period has begun or selling shares prior to the end of the Target Outcome Period should visit the Fund’s website to fully understand potential investment outcomes.
TAX RISK. The Fund intends to qualify as a “regulated Investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund's investment in the Subsidiary, the Subsidiary's options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended.
The Fund intends to treat any income it may derive from FLEX Options on the Underlying ETF received by the Subsidiary as “qualifying income” for the rules applicable to RICs. Treasury Regulations provide that income from a corporation similar to the Subsidiary is qualifying income, if (i) the income is distributed to the Fund in the same year the Fund is required to recognize the income or (ii) the income is related to the Fund’s business of investing in stocks or securities. The Fund intends to cause the Subsidiary to make distributions that would allow the Fund to meet the first requirement. The Fund generally will be required to recognize the income of the Subsidiary, regardless of whether the Fund receives a distribution of the Subsidiary’s income, and this income would be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
UNDERLYING ETF GOLD RISK. The Fund will have exposure to gold through its investments (through the Subsidiary) in FLEX Options on the Underlying ETF, which invests substantially all of its assets in physical gold bullion. The price of gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical gold bullion has sales commission, storage, insurance and auditing expenses. Investments in gold generally may be speculative and subject to greater price volatility than investments in other types of assets. The price of metals, such as gold, is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. There is a risk that some or all of the Underlying ETF’s gold bars held by its custodian or any subcustodian could be lost, damaged or stolen. Access to the Underlying ETF’s gold bars could also be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Underlying ETF and, consequently, an investment based on the value of the Underlying ETF’s shares. Additionally, the Underlying ETF does not insure its gold and a loss may be suffered with respect to the Underlying ETF’s gold which is not covered by insurance and for which no party is liable for damages.
UNDERLYING ETF RISK. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETFs as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Certain options on an ETF may not qualify as "Section 1256 contracts" under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
U.S. GOVERNMENT SECURITIES RISK. The Fund may invest in U.S. government securities. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.
Non-Principal Risks
DEPENDENCE ON KEY PERSONNEL RISK. The Sub-Advisor is dependent upon the experience and expertise of the Fund's portfolio managers in providing advisory services with respect to the Fund's investments. If the Sub-Advisor were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of the portfolio managers in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Advisor.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. For additional information, please see the section entitled “Federal Tax Matters.”
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, Sub-Advisor, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for overseeing the Sub-Advisor in the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as advisor or sub-advisor for 8 mutual fund portfolios, 10 exchange-traded funds consisting of 169 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained Cboe VestSM Financial LLC ("Cboe Vest" or the "Sub-Advisor") to serve as investment sub-advisor pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Cboe Vest, with principal offices at 1765 Greensboro Station Pl, 9th Floor, McLean, Virginia 22102, was founded in 2012, and is a Delaware LLC. Cboe Vest had approximately $2.153 billion under management or committed to management as of December 1, 2020.
The Sub-Advisor is a subsidiary of Cboe Vest Group, Inc. (“Cboe VG”). First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, is the largest single holder of voting shares in Cboe VG. The remaining voting shares of Cboe VG are owned by Cboe Vest, LLC, a wholly-owned subsidiary of Cboe Holdings, Inc., and certain individuals who operate Cboe VG and the Sub-Advisor. Cboe VG was organized in 2012. Cboe® is a registered trademark of Cboe Exchange, Inc. Vest℠ is a service mark of Cboe VG.
Karan Sood and Howard Rubin are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolios.
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Mr. Sood has over ten years of experience in derivative based investment strategy design and trading. Mr. Sood joined Cboe Vest in 2012. Prior to joining Cboe Vest Mr. Sood worked at ProShares Advisors LLC. Prior to ProShares, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.
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Mr. Rubin has over twenty years of experience as a portfolio manager. Mr. Rubin joined Cboe Vest in 2017. Prior to joining Cboe Vest, Mr. Rubin served as Director of Portfolio Management at ProShares Advisors LLC from December 2007 to September 2013. Mr. Rubin also served as Senior Portfolio Manager of ProFund Advisors LLC from November 2004 to December 2007 and Portfolio Manager of ProFund Advisors LLC from April 2000 through November 2004. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation. Mr. Rubin received a master’s degree in Finance from George Washington University. He also holds a bachelor’s degree in economics from Wharton School of Finance, University of Pennsylvania.
For additional information concerning First Trust and the Sub-Advisor, including a description of the services provided to the Fund, see the Fund’s SAI. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of shares of the Fund is provided in the SAI.
Management of the Subsidiary
The Subsidiary is a wholly-owned subsidiary of the Fund. The Subsidiary is organized under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors. The Fund and the Subsidiary in the aggregate are managed to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, First Trust will comply with the investment policies and restrictions that apply to the management of the Fund and the Subsidiary (on a consolidated basis), and, in particular, to the requirements relating to leverage, liquidity, brokerage, capital structure and the timing and method of the valuation of the Fund’s and the Subsidiary’s portfolio investments. The Trust’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Trust’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. First Trust serves as the investment advisor of the Subsidiary and Cboe Vest serves as investment sub-advisor to the Subsidiary. The investment advisor (First Trust) and investment sub-advisor (Cboe Vest) to the Subsidiary comply with provisions of the 1940 Act relating to investment advisory contracts. The Subsidiary does not pay either the Advisor or Sub-Advisor a management fee for investment management services. While the Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services, the Advisor will pay for these expenses.

Management Fee
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the "Investment Management Agreement"), First Trust oversees the Sub-Advisor’s management of the Fund’s assets and pays the Sub-Advisor for its services as Sub-Advisor. First Trust is paid an annual unitary management fee by the Fund equal to 0.90% of the Fund's average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses.
A discussion regarding the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended June 30, 2021.
How to Buy and Sell Shares
Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on one or more national securities exchanges. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to pay brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the bid-ask spread for each transaction (purchase or sale) of Fund shares. Share prices are reported in dollars and cents per share.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming authorized participant within two days after the authorized participant’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the authorized participant and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an authorized participant, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents the Fund from delivering such foreign investments to an authorized participant in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the authorized participant.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) and 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with the Fund regarding the terms of any investment.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

Share Trading Prices
The trading price of shares of the Fund on the secondary market is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in‑kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund, or otherwise not in the Fund's best interests.
Dividends, Distributions and Taxes
Dividends from net investment income of the Fund, if any, are declared and paid annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Fund's distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.
To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. A return of capital distribution should not be considered part of a Fund’s dividend yield or total return of an investment in Fund shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.
Capital Gains and Losses
If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above. Generally, the maximum capital gains rate for individuals for an investment in gold is 28%. However, income from the Subsidiary may be subject to tax at higher ordinary income rates when distributed to investors.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. See the SAI for more information. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Treatment of the FLEX Options
The Subsidiary’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.
The FLEX Options included in the Subsidiary's portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., "marked to market") at the end of each year. If all of the options held by the Subsidiary are 1256 contracts, the options will not be subject to the straddle rules.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before January 15, 2023. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value
The Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (the "NYSE") is open for trading. If the NYSE closes early on a valuation day, the Fund’s net asset value will be determined as of that time. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
The Fund's investments are valued daily at market or, in the absence of market value with respect to any investments (or as described below), at fair value. In most cases, due to the nature of the FLEX Options in which the Fund invests, the Fund’s investments are valued at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services (“Pricing Services”). Fair value prices represent any prices not considered market value prices and are either obtained from a Pricing Service or determined by the Advisor’s pricing committee (the “Pricing Committee”), in accordance with valuation procedures (which may be revised from time to time) adopted by the Board, and in accordance with provisions of the 1940 Act. As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. Valuing the Fund’s assets using fair value pricing can result in using prices for those assets (particularly assets that trade in foreign markets) that may differ from current market valuations.
Under certain circumstances, even when there is a market price available, the Fund’s investments may be valued at fair value as described above. Such fair valuation may occur, for example, when market quotations are deemed to be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. In the case of the Fund, market value prices will be considered only on those trading dates on which a trade has actually occurred. On other days, fair value pricing will take the form of a model price provided by a third-party pricing vendor.
The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. For securities traded on an exchange that provides both an official closing price and a last sale price, the Advisor's Pricing Committee, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, short-term debt instruments are fair valued using information provided by a Pricing Service or obtained from broker-dealer quotations. Short-term debt instruments having a remaining maturity of 60 days or less when purchased are typically valued at cost adjusted for amortization of premiums and accretion of discounts, provided that the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.

Fund Service Providers
The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by SPDR® Gold Trust and WGTS, or their affiliates. SPDR® Gold Trust and WGTS, or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. SPDR® Gold Trust and WGTS, or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. SPDR® Gold Trust and WGTS, or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
Cboe® is a registered trademark of Cboe Exchange, Inc., which has been licensed for use in the name of the Fund. The Fund is not sponsored, endorsed, sold or marketed by Cboe Exchange, Inc. or any of its affiliates (“Cboe”) or their respective third-party providers, and Cboe and its third-party providers make no representation regarding the advisability of investing in the Fund and shall have no liability whatsoever in connection with the Fund.
Premium/Discount Information
Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Other Information
Continuous Offering
The Fund issues, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

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First Trust Exchange-Traded Fund

FT Cboe Vest Gold Strategy Quarterly Buffer ETF
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-125751
811-21774